UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 1, 2015

AECOM

(Exact name of Registrant as specified in its charter)

Delaware	000-52423	61-1088522
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Avenue of the Stars, Suite 2600
Los Angeles, California 90067
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code (213) 593-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2015, AECOM (the “Company”) entered into Amendment No. 1 to Credit Agreement (“Amendment No. 1”) that amended the Company’s Credit Agreement, dated as of October 17, 2014 (the “Credit Agreement”).  Amendment No. 1 amends the definition of “Consolidated EBITDA” by increasing the permitted addback for acquisition and integration costs and further aligns the terms of the Company’s Credit Agreement with its existing public disclosures.

The foregoing description of Amendment No. 1 is qualified in its entirety by references to the full text of Amendment No. 1, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits.

(d)  Exhibits

10.1                        Amendment No. 1 to Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AECOM

Date: July 7, 2015	By:	/s/ David Y. Gan
David Y. Gan
Senior Vice President, Assistant General Counsel

EXHIBIT INDEX

EXHIBIT

10.1	Amendment No. 1 to Credit Agreement.